UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2021

TRIPLE-S MANAGEMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Puerto Rico	001-33865	66-0555678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s telephone number, including area code: 787-749-4949

1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920
(Address of Principal Executive Offices and Zip Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	GTS	New York Stock Exchange (NYSE)

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Triple-S Management Corporation (the “Company”) was held on April 30, 2021 (the “Annual Meeting”). The matters that were voted upon at the Annual Meeting described in the Company’s definitive proxy statement, and the number of votes cast for or against each matter, as well as the number of abstentions and broker non-votes as to each matter, where applicable, is set forth below. Each proposal was approved by the shareholders.

Proposal 1 — Election of directors

The five nominees named in the definitive proxy statement were elected to serve as directors for the terms described in the Company’s definitive proxy statement or until his/her successor is duly elected or qualified. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Stephen L. Ondra	17,642,104	78,125	43,579	902,952
Roberto García-Rodríguez	17,640,677	82,344	40,787	902,952
Gail B. Marcus	17,638,221	84,856	40,731	902,952
Roberta Herman	17,644,615	78,462	40,731	902,952
Luis A. Clavell-Rodríguez	17,419,685	338,201	5,922	902,952

Proposal 2 — Ratification of the selection of the independent registered public accounting firm

The shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
18,647,848	13,354	5,558	0

Proposal 3 — Advisory vote on the compensation of our named executive officers

The shareholders voted to approve the compensation of the Company’s named executive officers listed in the definitive proxy statement for the Annual Meeting.  The shareholder vote is advisory and non-binding. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
17,454,634	239,991	69,183	902,952

Proposal 4- Amendment to Article FIFTH of the Articles of Incorporation

The shareholders voted to approve the amendment to Article FIFTH of the Articles of Incorporation of the Company as described in the definitive proxy statement for the Annual Meeting.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
17,725,164	8,034	30,610	902,952

Proposal 5- Amendment to Article TENTH of the Articles of Incorporation

The shareholders voted to approve the amendment to Article TENTH of the Articles of Incorporation of the Company as described in the definitive proxy statement for the Annual Meeting.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
17,703,353	33,254	27,201	902,952

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPLE-S MANAGEMENT CORPORATION

Date: May 6, 2021	By:	/s/ Roberto García-Rodríguez

Name: Roberto García-Rodríguez
Title: President and Chief Executive Officer